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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21786
ING Risk Managed Natural Resources Fund
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
The Corporation Trust Company, 1209 Orange
Street, Wilmington, DE 19801
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180
Date of fiscal year end:                       February 28
Date of reporting period:                    February 28, 2007

Funds

Annual Report

February 28, 2007

ING Risk Managed Natural Resources Fund

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PRESIDENT’S LETTER

Dear Shareholder,

ING Risk Managed Natural Resources Fund (the “Fund”) is a non-diversified, closed-end management investment company traded on the New York Stock Exchange under the symbol “IRR.” The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation.

The Fund will seek to achieve its investment objective by investing in a portfolio of equity securities of companies in the energy and natural resources industries and by employing an integrated options “collar” strategy. The Fund’s collar strategy also seeks to reduce the volatility of the performance of the Fund on a total return basis relative to the natural resources equity sector and to help the Fund achieve its total return investment objective by seeking to generate capital gains in declining markets from the purchase of put options and premiums from writing call options.

Based on its share price as of February 28, 2007, the Fund, since its inception on October 24, 2006, provided a total return of (5.50)%(1). This return reflects a share price of $18.76 on February 28, 2007, plus the reinvestment of $0.14 per share in distributions. Based on net asset value (“NAV”), the Fund had a total return of 1.38%(2) for the period. During the period, the Fund paid its initial distribution of $0.142 per share. Following the initial distribution, the Fund intends to implement a level quarterly distribution policy and expects future quarterly distributions to equal $0.425 per share. For more information on the Fund’s performance, please read the Market Perspective and Portfolio Managers’ Report.

At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
President
ING Funds
April 12, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1   Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

2   Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

MARKET PERSPECTIVE:      YEAR ENDED FEBRUARY 28, 2007

During the six months ended August 31, 2006, global equities markets apparently obsessed by interest rates and how the modest gains for the six-month period were largely made after the U.S. Federal Reserve Board left the federal funds rate unchanged on August 8, 2006 after 17 interest rate increases. The second half of the fiscal year was much healthier however, and the Morgan Stanley Capital International (“MSCI”) World IndexSM(1) measured in local currencies, including net reinvested dividends advanced 9.6% and for the year ended February 28, 2007, returned 15.86%. In currencies, the dollar, suffering from expectations that European interest rates would rise faster than those in the U.S., fell 3.1% in euros and 3.0% against the pound. But the yen was buffeted by the “carry trade”: speculators borrow in yen at tiny interest rates and buy higher yielding securities in other currencies, often leveraged, and riskily betting that the yen will not strengthen. For six months, the dollar gained 1.26% and for the year ended February 28, 2007, the dollar gained 2.12%.

During the six months ended August 31, 2006, the once booming U.S. housing market, a powerful driver of growth in recent years, had fallen into decline and the economy was clearly slowing. This continued into the second six months and it was only in the last few days of 2006 that the slump showed some signs of bottoming out, with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. The early economic data in 2007 sustained this view, reporting strong employment, retail sales and confidence readings as well as robust increases in housing starts and pending home sales. The first estimate of fourth quarter gross domestic product (“GDP”) growth was an impressive 3.5%.

Yet the seeds of doubt were planted when it was reported on February 2, 2007, that the default rate among sub-prime housing loans was now higher than during the 2001 recession. It had long been feared that mortgage lending had become far too easy during the boom, particularly to those least able to repay and that the inevitable correction would be severe. Within weeks the country’s largest sub-prime mortgage lender increased its loss reserves by $1.76 billion, while the apparent general improvement in housing figures proved illusory. This may be explained by the mild weather of early winter, as new starts and sales plummeted and prices resumed their decline. Fourth quarter GDP growth was revised down to 2.2% and the fiscal year ended with fears that the weak conditions would persist for much longer than had been hoped.

Fixed income markets reacted predictably after August. The ten-year U.S. Treasury yield fell to its lowest level at the beginning of December, then soared 47 basis points (0.47%) within two months to its peak, before giving most of it back in February to end at 4.55%, 18 basis points (0.18%) below the August 31, 2006 rate. With the Federal Open Market Committee’s (“FOMC”) bias still towards tightening the yield on the three-month Treasury Bill was more stable during the second six months, rising by 9 basis points (0.09%) to 5.00%. On February 27, 2007, in fact the yield on the three-month Treasury Bill exceeded the ten-year yield by 48 basis points (0.48%), the most since January 2, 2001. The broader Lehman Brothers® Aggregate Bond Index (“LBAB”)(2) of investment grade bonds gained 3.66% and for the year ended February 28, 2007 returned 5.54%.

February was an unsettling month in other ways. The China stock market had practically doubled in 2006 and the long expected pull back eventually came on February 27th when the index fell 9%. The effect on sentiment was to shake relative risk strategies generally. Money left stocks and high yield bonds and went into investment grade bonds. Many carry trades were unwound. The effect on major developed markets and on other Asian emerging markets were falls of between 3.5% to 4.5% at the end of the month.

Investors in U.S. equities remained generally optimistic in the face of growing evidence of economic slowdown and later sub-prime mortgage lending problems. For the second six months of the fiscal year, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”)(3) rose 8.9% and for the year ended February 28, 2007 returned 11.97%, including dividends. Reasons for this were not hard to find. For one thing, the oil price, having hit its record in mid July averaged 22% less. GDP growth may have slowed but the share of corporate profits, reported at 12.4%, was the highest since the 1950s. S&P 500® Index companies were well on their way to reporting their 14th straight double-digit percentage earnings gain. The next merger or acquisition never seemed far away. The setback on February 27, a 3.5% fall, was the worst in nearly three years.

International markets also had a strong second half (based on MSCI local currency indices plus net

MARKET PERSPECTIVE:      YEAR ENDED FEBRUARY 28, 2007

dividends), subject to sharp drops in the last two days. In Japan the market advanced 9.5% boosted by the fastest quarterly rate of GDP growth in three years and despite another 0.25% interest rate increase in late February. Consumer spending was fragile despite low unemployment and almost flat prices. Yet business confidence remained high and profit growth healthy. European ex UK markets surged 11.3%. The environment for stocks improved, due to the fastest GDP growth in years, inflation just below 2%, declining unemployment and budget deficits, plus continuing merger and acquisition activity, and despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates twice and the rise in German sales tax. UK equities added 6.2% in the second six months of our fiscal year, shrugging off two rate increases and inflation at 2.8%. Rising home prices, up more than 10% in 2006, and a robust service sector appear to have raised the UK’s growth trajectory, with fourth quarter GDP 3.0% higher than a year earlier. Again however widespread, large-scale mergers and acquisitions energized the market.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING RISK MANAGED NATURAL
RESOURCES FUND
PORTFOLIO MANAGERS’ REPORT

Risk Managed Natural Resources Fund (the “Fund”) seeks total return through a combination of current income, capital gains and capital appreciation. The Fund is managed by Paul Zemsky, James A. Vail, Anthony Socci and Jody I. Hrazanek, Portfolio Managers, ING Investment Management Co. — the Sub-Adviser.

Portfolio Construction: Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives linked to the equity securities of companies that are primarily engaged in owning or developing energy, other natural resources and basic materials, or supplying goods and services to such companies (“Natural Resources Companies”). Equity securities held by the Fund could include common stocks, preferred shares, convertible securities, warrants and depository receipts. Additionally, the Fund employs an integrated options “collar” strategy which seeks to partially reduce the exposure of the Fund to declines in the value of the energy and natural resources securities in its portfolio and helps the Fund achieve its investment objective by seeking to generate capital gains in declining markets from the purchase of put options and premiums from writing call options.

Equity Portfolio: When selecting equity investments for the Fund, the Sub-Adviser uses fundamental and quantitative research provided by its analysts. The Sub-Adviser normally seeks to identify securities of companies that it believes to be undervalued relative to the value of the energy and natural resources assets they hold or their business fundamentals and outlook. This identification process takes into account current and anticipated economic and financial conditions, as well as company-specific considerations that may cause the issuer’s equity to lead or lag the performance of the broader natural resources investment universe. The Sub-Adviser believes that the best investment

Country Allocation

as of February 28, 2007
(as a percent of net assets)

United States	91.8%

Canada	3.4%

Brazil	0.9%

Netherlands	0.9%

Bermuda	0.8%

Australia	0.5%

France	0.5%

Jersey	0.3%

Papua New Guinea	0.3%

United Kingdom	0.3%

Russia	0.2%

South Africa	0.2%

Other Assets and Liabilities-Net*	(0.1)%

Net Assets	100.0%

*	Includes short-term investments related to repurchase agreement.

Portfolio holdings are subject to change daily.

candidates are those that feature superior capital allocation, strong competitive position and operations in industries with robust demand. Furthermore, the Sub-Adviser favors companies that can grow their production rather than those that simply rely upon strengthening commodity prices to improve their earnings outlooks. In constructing the portfolio, the Sub-Adviser takes into account the objectives of the Fund’s collar strategy and the instruments through which it is implemented. Under normal market conditions, the Fund generally holds approximately 80-120 equity securities in its portfolio.

“Collar” Strategy: Under normal market conditions, the Fund seeks to manage risk by employing an integrated options collar strategy. The Fund’s collar strategy includes: purchasing put options and writing call options on energy and materials indices (“Resource Indices”) and/or exchange-traded funds (“ETFs”), correlated with the Fund’s portfolio, or securities held in the Fund’s portfolio. Under normal market conditions, the Fund generally purchases put options approximately 5% “out-of-the-money,” usually on a three-month basis and for an amount approximating 100% of the value of the Fund’s underlying assets. The Fund usually writes call options “at-the-money” or “near-to-the-money,” usually on a one-month basis and for an amount equal to 50-100% of the value of the Fund’s underlying assets. The Fund’s collar strategy seeks to partially reduce the exposure of the Fund to declines in the value of energy and natural resources securities in its portfolio, while simultaneously generating capital gains in declining markets from the purchase of put options and premiums from writing call options to help the Fund achieve its total return investment objective. Put options may be financed by a portion of the premiums received by the Fund from the sale of call options. The Fund may purchase put options and write call options on Resource Indices and/or ETFs including, but not limited to the Energy Select Sector Index® and the Materials Select Sector Index® (each a “Sector Index” and collectively, the “Sector Indices”), and/or the Energy Select Sector SPDR® Fund and the Materials Select Sector SPDR® Fund

Top Ten Holdings

as of February 28, 2007
(as a percent of net assets)

ExxonMobil Corp.	14.0%

Chevron Corp.	8.0%

ConocoPhillips	7.1%

Schlumberger Ltd.	3.5%

Occidental Petroleum Corp.	3.0%

Marathon Oil Corp.	2.3%

Valero Energy Corp.	2.2%

Hess Corp.	1.9%

XTO Energy, Inc.	1.9%

EI DuPont de Nemours & Co.	1.7%

Portfolio holdings are subject to change daily.

(each a “SPDR® Fund” and collectively, the “SPDR® Funds”). The collar strategy may be executed primarily in over-the-counter markets with major international banks, broker-dealers and financial institutions.

ING RISK MANAGED NATURAL
RESOURCES FUND
PORTFOLIO MANAGERS’ REPORT

Performance: Based on its share price as of February 28, 2007, the Fund, since its inception on October 24, 2006, provided a total return of (5.50)%. This return reflects a share price of $18.76 on February 28, 2007, plus the reinvestment of $0.14 per share in distributions. Based on net asset value (“NAV”), the Fund had a total return of 1.38% for the period. The Composite Index (80% Energy Select Sector Index® (“IXE”) and 20% Materials Select Sector Index® (“IXB”)) returned 4.57% for the same period. During the period, the Fund made one quarterly distribution of $0.14 per share. As of February 28, 2007, the Fund had 22,609,972 shares outstanding.

Market Commentary: Energy stocks surged in November due largely to a recovery in natural gas prices. In the subsequent three months, these returns were muted by investor concerns over global economic growth, the U.S. sub-prime mortgage market’s impact on the broader U.S. housing industry and a milder winter. The latter put negative pressure on heating oil and natural gas. Within the materials sector, stocks performed well during this period due to continued strength in global demand. For the four months ended February 28, 2007, the IXE Index returned 2.54% while the IXB Index returned 12.46%.

Equity Portfolio Commentary: Since the Fund’s inception, the underlying natural resources portfolio, before expenses, outperformed its index, an 80%/20% blended benchmark of the IXE and IXB. Within energy, the Fund’s investments in exploration and production companies and equipment and service companies aided performance. Cabot Oil and Gas Corp., the Fund’s strongest performer, benefited from technology advancements which allowed it to harvest more gas from new wells in the Appalachia region. The decision to underweight Halliburton Co. and Baker Hughes, Inc. also had a positive impact on the Fund as both companies lost ground to their competitors due to a lack of infrastructure. In addition, stock selection in the gold sub-sector was a positive contributor, particularly Eldorado Gold Corp. and Lihir Gold Ltd., which continue to benefit from higher gold bullion prices. Detracting from relative performance was our position in Evergreen Energy, Inc., a company with a potentially revolutionary coal cleaning process. This stock was hurt by concerns over operational delays during this period.

Option Portfolio Commentary: The Fund’s collar strategy is designed to exploit the high implied volatility of the natural resources sector by attempting to protect the portfolio from large net asset value (“NAV”) draw downs while seeking to provide current income and the potential for upside appreciation. During the period, the Fund purchased put options and wrote call options on the IXE Index and the IXB Index. The put options were purchased against 100% of the underlying assets with strike prices at roughly 5% out of the money and expiration dates averaging three months. The Fund financed the cost of put options and earned premium income by writing call options on an amount equal to approximately 70% of the value of the Fund’s holdings with strike prices at the money and expiration dates averaging one month. As natural resource stocks rose significantly in November, a majority of the puts options purchased to protect he Fund expired without value. Similarly, as a result of the market rally during the quarter, the majority of written call options detracted from the Fund’s relative performance. When equity prices rise, as they did during the period, call options that were sold by the Fund are usually executed by the buyers, and the Fund makes a settlement payment to the buyer based on the difference between the option strike price and the current market price of each underlying security.

Current Strategy and Outlook: The Fund seeks to provide investors with exposure to the natural resources asset class while utilizing an option strategy to reduce downside net asset value volatility and generate an attractive current income stream. If the market falls or moves sideways, the premiums generated from our call-writing strategies, dividends and our disciplined equity strategy may comprise an important part of the Fund’s total return. If the market rallies, the strategy may generate an absolute positive return, but the upside may be limited as call options may likely be exercised. If the market has a significant downturn, our downside will be limited as we will likely exercise the puts. For the coming months, we expect volatility levels to remain steady to slightly higher as concerns over commodity prices persist. We believe implied volatility should be adequate to continue receiving an attractive level of call premium income after using some of the proceeds to pay for our put protection.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Risk Managed Natural Resources Fund

We have audited the accompanying statement of assets and liabilities of ING Risk Managed Natural Resources Fund, including the portfolio of investments, as of February 28, 2007, and the related statements of operations and changes in net assets, and the financial highlights for the period from October 24, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Risk Managed Natural Resources Fund as of February 28, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 27, 2007

STATEMENT OF ASSETS AND LIABILITIES AS OF FEBRUARY 28, 2007

ASSETS:
Investments in securities at value*	$434,010,945
Short-term investments at amortized cost	2,572,000
Cash	1,009,732
Foreign currencies at value**	5,178

Receivables:
Investment securities sold	415,739
Dividends and interest	1,134,414
Unrealized appreciation on forward foreign currency contracts	103,199
Prepaid expenses	600

Total assets	439,251,807

LIABILITIES:
Payable for investment securities purchased	1,405,724
Unrealized depreciation on forward foreign currency contracts	6,713
Payable to affiliates	296,355
Payable for trustee fees	8,729
Other accrued expenses and liabilities	367,673
Options written***	3,571,246

Total liabilities	5,656,440

NET ASSETS (equivalent to $19.18 per share on 22,609,972)	$433,595,367

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.01 par value (unlimited shares authorized)	428,582,581
Undistributed net investment income	471,483
Accumulated net realized loss on investments, foreign currency related transactions, and written options	(9,821,598)
Net unrealized appreciation on investments, foreign currency related transactions, and written options	14,362,901

NET ASSETS	$433,595,367

* Cost of investments in securities	$422,535,258
** Cost of foreign currencies	$5,233
*** Premiums received for options written	$6,361,944

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS

October 24, 2006(1)
to February 28,
2007

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,688,305
Interest	356,559

Total investment income	3,044,864

EXPENSES:
Investment management fees	1,454,656
Transfer agent fees	8,729
Administrative service fees	145,464
Shareholder reporting expense	43,644
Registration fees	26,186
Professional fees	24,914
Custody and accounting expense	19,828
Trustee fees	13,885
Organizational costs	70,000
Miscellaneous expense	8,732

Total expenses	1,816,038
Net waived fees	(70,000)

Net expenses	1,746,038

Net investment income	1,298,826

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND WRITTEN OPTIONS:

Net realized gain (loss) on:
Investments	4,064,663
Foreign currency related transactions	7,564
Written options	(13,879,444)

Net realized loss on investments, foreign currency related transactions, and written options	(9,807,217)

Net change in unrealized appreciation or depreciation on:
Investments	11,475,687
Foreign currency related transactions	96,516
Written options	2,790,698

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	14,362,901

Net realized and unrealized gain on investments, foreign currency related transactions, and written options	4,555,684

Increase in net assets resulting from operations	$5,854,510

* Foreign taxes withheld	$15,778
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

October 24, 2006(1)
to February 28,
2007

FROM OPERATIONS:
Net investment income	$1,298,826
Net realized loss on investments, foreign currency related transactions, and written options	(9,807,217)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	14,362,901

Net increase in net assets resulting from operations	5,854,510

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(878,027)
Tax return of capital	(2,331,900)

Total distributions	(3,209,927)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares(2)	430,756,000
Dividends reinvested	94,784

Net increase in net assets resulting from capital share transactions	430,850,784

Net increase in net assets	433,495,367

NET ASSETS:
Beginning of period	100,000

End of period	$433,595,367

Undistributed net investment income at end of period	$471,483

(1)	Commencement of operations.

(2)	Proceeds from sales of shares net of sales load paid of $20,340,000 and offering costs of $904,000.

See Accompanying Notes to Financial Statements

ING RISK MANAGED NATURAL RESOURCES FUND
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

October 24,
2006(1) to
February 28,
2007

Per Share Operating Performance:
Net asset value, beginning of period	$19.06 (2)

Income from investment operations:
Net investment income	$0.06 *
Net realized and unrealized gain on investments	$0.20
Total from investment operations	$0.26

Less distributions from:
Net investment income	$0.04
Tax return of capital	$0.10
Total distributions	$0.14
Net asset value, end of period	$19.18
Market value, end of period	$18.76

Total investment return at net asset value(3)%	1.38

Total investment return at market value(4)%	(5.50)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$433,595

Ratios to average net assets:
Gross expenses prior to expense reimbursement(5)%	1.23
Net expenses after expense reimbursement(5)%	1.18
Net investment income(5)%	0.88
Portfolio turnover rate %	21

(1) Commencement of operations.

(2) Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

(3) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4) Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5) Annualized for periods less than one year.

* Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007

NOTE 1 — ORGANIZATION

ING Risk Managed Natural Resources Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust. The investment objective for the Fund is total return through a combination of current income, capital gains and capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives linked to the equity securities of Natural Resources Companies. Additionally, the Fund employs an integrated options “collar” strategy to seek to partially reduce the exposure of the Fund to declines in the value of the energy and natural resources securities in its portfolio and to help the Fund achieve its investment objective by seeking to generate capital gains in declining markets from the purchase of put options and premiums from writing call options. Put options will be financed by a portion of the premiums received by the Fund from the sale of call options.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes, (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet in terms of their contracts and from movement in currency and securities values and interest rates.

E.	Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid quarterly by the Fund. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

The Fund intends to make regular quarterly distributions based on the past and projected performance of the Fund. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. The Fund’s distributions will normally reflect past and projected net investment income, and may include income from dividends and interest, capital gains and/or a return of capital. The final composition of the tax characteristics of the distributions cannot by determined with certainty until after the end of the year, and will be reported to shareholders at that time. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

F.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the reporting period. Actual results could differ from those estimates.

H.	Securities Lending. Under an agreement with The Bank of New York (“BNY”) the Fund has the option to temporarily loan up to 30% of its managed assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.

I.	Offering Costs and Organization Expenses. Costs incurred with the offering of common shares were recorded as a reduction of capital paid in excess of par applicable to common shares. Organization expenses are expensed as incurred.

J.	Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Under normal market conditions, the Fund will seek to manage risk by employing an integrated options “collar” strategy. The Fund’s collar strategy will include purchasing put options and writing call options on Resource Indices and/or ETFs, correlated with the Fund’s portfolio, or securities held in the Fund’s portfolio. Under normal market conditions, the Fund will generally purchase put options approximately 5% “out-of-the-money,” usually on a three-month basis and for an amount approximating 100% of the value of the Fund’s underlying assets. The Fund will usually write call options “at-the-money” or “near-to-the-money,” usually on a one-month basis and for an amount equal to 50-100% of the value of the Fund’s underlying assets. The Fund’s collar strategy seeks to partially reduce the exposure of the Fund to declines in the value of the securities of Natural Resources Companies in its portfolio, while simultaneously generating capital gains from the purchase of put options and premiums from writing call options to help the Fund achieve its total return investment objective. Put options will be financed by a portion of the premiums received by the Fund from the sale of call options.

K.	Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.00% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of February 28, 2007, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING Investment Management Co. (“ING IM”). Subject to policies as the Board or the Investment Adviser might determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

Effective November 1, 2006, all ING funds sub-advised by ING IM are permitted to invest end-of-day cash balances into affiliated ING Money Market Funds, including ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund.

ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At February 28, 2007, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total

$263,050	$33,305	$296,355

The Fund has adopted a Retirement Policy (“Policy”) covering all Independent Trustees of the Fund who will have served as an Independent Trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy agreement and are recorded as trustee fees in the financial statements.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the period ended February 28, 2007, excluding short-term securities, were $496,834,071 and $88,997,649, respectively.

NOTE 6 — CALL OPTIONS WRITTEN

Written option activity for the Fund for the period ended February 28, 2007 was as follows:

	Number of
	Contracts	Premium

Balance at 2/28/2006	—	$—
Options written	2,235,800	30,641,816
Options expired	(409,800)	(6,773,625)
Options exercised	(1,251,500)	(17,506,247)

Balance at 2/28/2007	574,500	$6,361,944

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS (continued)

developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The Fund also may enter into a working capital facility to facilitate its collar strategy. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Non-Diversified and Natural Resources Companies. The Fund may be subject to large price volatility due to non-diversification and concentration in Natural Resources Companies. Securities of such companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. Because many Natural Resources Companies have significant operations in many countries worldwide, the Fund’s portfolio will be more exposed than a more diversified portfolio to unstable political, social and economic conditions, including expropriation and disruption of licenses or operations. This means that the Fund’s portfolio of Natural Resources Companies may be more exposed to price volatility, liquidity and other risks that accompany an investment in equities of foreign companies than portfolios of international equities generally.

NOTE 8 — CAPITAL SHARES

Transaction in capital shares and dollars were as follows:

Class A

October 24,
2006(1) to
February 28,
2007

Number of Shares
Shares sold	22,600,000
Dividends reinvested	4,972

Net increase in shares outstanding	22,604,972

$
Shares sold(2)	430,756,000
Dividends reinvested	94,784

Net increase	430,850,784

(1)	Commencement of operations.

(2)	Proceeds from sales of shares net of sales load paid of $20,340,000 and offering costs of $904,000.

NOTE 9 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund’s Board, the following securities have been deemed to be illiquid. The Fund may invest up to 15% of its net assets, at market value, in illiquid securities at time of purchase.

		Initial			Percent
	Share	Acquisition			of Net
Security	Amount	Date	Cost	Value	Assets

Cano Petroleum, Inc.	262,500	10/27/06	$1,372,237	$1,207,500	0.3%
PetroHawk Energy Corp.	43,800	10/27/06	502,106	524,286	0.1%

			$1,874,343	$1,731,786	0.4%

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

potential loss to the Fund in the event the Fund is delayed or prevented from exercising their right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. At February 28, 2007, the Fund did not have any securities on loan.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of the Fund’s tax year ended December 31, 2006:

		Accumulated
Paid-in	Undistributed Net	Net Realized
Capital	Investment Income	Gains/ (Losses)

$(36,303)	$50,684	$(14,381)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Tax Year Ended December 31, 2006

Ordinary	Return of
Income	Capital

$878,010	$2,331,900

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2006 were:

Unrealized	Post-October
Appreciation/	Capital Losses
(Depreciation)	Deferred

$14,170,996	$(16,510,393)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the U.S. Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For the February year-end closed-end funds, this would be no later than their August 31, 2007 NAV and the effects of FIN 48 would be reflected in the funds’ semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Fund has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Fund.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of February 28, 2007, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING IM) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago

18

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker- dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s website at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New

19

NOTES TO FINANCIAL STATEMENTS AS OF FEBRUARY 28, 2007 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to February 28, 2007, the Fund declared a quarterly dividend of:

Per Share	Declaration	Payable	Record
Amount	Date	Date	Date

$0.425	3/23/2007	4/16/2007	4/4/2007

The Fund estimates that distributions for the tax year commencing on January 1, 2007, and including the distributions listed above, will be comprised of approximately 5% net investment income. The remaining portion of the Fund’s monthly distributions is estimated to come from the Fund’s covered-call option strategy, which for tax purposes, may be treated as a combination of long-term and short-term capital gains, and/or a return of capital. The tax character of the Fund’s covered-call option strategy is largely determined by movements in the underlying equity portfolio. Based on the current realized appreciation in the Fund’s underlying equity portfolio, the Fund estimates that the remaining approximately 95% of the distributions would be considered short-term capital gain.

20

PORTFOLIO OF INVESTMENTS
ING RISK MANAGED NATURAL RESOURCES FUND
AS OF FEBRUARY 28, 2007

Shares			Value

COMMON STOCK: 97.7%
		Chemicals: 7.1%
35,200		Air Products & Chemicals, Inc.	$2,633,664
9,450		Ashland, Inc.	619,731
146,550		Dow Chemical Co.	6,418,890
13,350		Eastman Chemical Co.	789,252
28,800		Ecolab, Inc.	1,218,240
141,050		EI DuPont de Nemours & Co.	7,158,288
18,650	@	Hercules, Inc.	375,984
13,050		International Flavors & Fragrances, Inc.	610,740
83,350		Monsanto Co.	4,391,712
26,650		PPG Industries, Inc.	1,765,563
44,700		Praxair, Inc.	2,757,543
23,100		Rohm & Haas Co.	1,221,066
22,100		Sigma-Aldrich Corp.	906,100

			30,866,773

		Coal: 1.4%
47,300		Arch Coal, Inc.	1,472,922
71,600		Consol Energy, Inc.	2,553,972
50,100		Peabody Energy Corp.	2,024,040

			6,050,934

		Electric: 0.5%
36,700	@	Mirant Corp.	1,367,442
10,700	@	NRG Energy, Inc.	708,768

			2,076,210

		Energy — Alternate Sources: 0.3%
127,400	@	Evergreen Energy, Inc.	1,000,090
29,939	@	US BioEnergy Corp.	389,806

			1,389,896

		Engineering & Construction: 0.3%
25,100	@	McDermott International, Inc.	1,209,820

			1,209,820

		Forest Products & Paper: 1.8%
72,600		International Paper Co.	2,614,326
29,350		MeadWestvaco Corp.	893,708
17,400		Temple-Inland, Inc.	1,040,520
37,750		Weyerhaeuser Co.	3,241,593

			7,790,147

		Investment Companies: 0.1%
86,800	@,@@	Energy XXI Acquisition Corp. Bermuda Ltd.	429,660

			429,660

		Iron/ Steel: 2.3%
16,400		Allegheny Technologies, Inc.	1,680,180
18,100	@@	Arcelor Mittal	920,566
11,300		Cleveland-Cliffs, Inc.	637,320
59,050		Nucor Corp.	3,594,374
33,700		United States Steel Corp.	2,986,494

			9,818,934

		Metal Fabricate/ Hardware: 0.1%
9,300	@@,#	TMK OAO	297,600

			297,600

		Mining: 9.3%
8,100	@@	Aber Diamond Corp.	289,656
16,100	@@	Agnico-Eagle Mines Ltd.	633,213
26,000	@@	Alcan, Inc.	1,351,480
132,950		Alcoa, Inc.	4,441,860
27,200	@,@@	Banro Corp.	340,272
14,500	@@	BHP Billiton Ltd.	623,790
34,400	@@	Cameco Corp.	1,272,059
38,100	@@	Cia Vale do Rio Doce	1,299,972
225,600	@,@@	Eldorado Gold Corp.	1,346,347
18,000	@@	First Quantum Minerals Ltd.	1,045,742
28,900	@,@@	First Uranium Corp.	251,294
61,200		Freeport-McMoRan Copper & Gold, Inc.	3,513,492
48,500	@,@@	Frontera Copper Corp.	186,602
41,700	@@,S	Gold Fields Ltd.	729,034
55,700	@@	GoldCorp, Inc.	1,493,317
91,000	@	Hecla Mining Co.	700,700
50,700	@,@@	Kinross Gold Corp.	713,856
517,000	@,@@	Lihir Gold Ltd.	1,353,901
11,300	@@	Lonmin PLC	691,033
109,400	@,@@	MAG Silver Corp.	841,826
75,700	@,@@	Major Drilling Group International	1,809,007
69,050		Newmont Mining Corp.	3,112,084
125,100	@,@@	Paladin Resources Ltd.	883,487
30,200		Phelps Dodge Corp.	3,772,282
53,200	@@,#	Polymetal	393,680
56,900	@@	Randgold Resources Ltd.	1,303,010
2,900	@@	Rio Tinto PLC	628,314
194,000	@,@@	Shore Gold, Inc.	1,268,895
25,800	@,@@	SXR Uranium One, Inc.	373,676
17,400	@@	Teck Cominco Ltd.	1,225,308
15,750		Vulcan Materials Co.	1,834,718
38,800	@@	Yamana Gold, Inc.	568,420

			40,292,327

		Oil & Gas: 59.5%
113,500		Anadarko Petroleum Corp.	4,566,105
80,650		Apache Corp.	5,526,945
47,100		Cabot Oil & Gas Corp.	3,182,076
262,500	@,I	Cano Petroleum, Inc.	1,207,500
120,250		Chesapeake Energy Corp.	3,666,423
508,550		Chevron Corp.	34,891,616
470,550		ConocoPhillips	30,783,381
34,800	@	Delta Petroleum Corp.	696,000
11,500	@	Denbury Resources, Inc.	331,660
102,150		Devon Energy Corp.	6,712,277
69,200		ENSCO International, Inc.	3,467,612
80,300		EOG Resources, Inc.	5,439,522
110,400	@	EXCO Resources, Inc.	1,923,168
848,950		ExxonMobil Corp.	60,852,736
39,841	@	GeoMet, Inc.	328,290
25,300	@	Goodrich Petroleum Corp.	865,513
155,200		Hess Corp.	8,233,360
21,600	@,@@	InterOil Corp.	526,608
174,200	@	Kodiak Oil & Gas Corp.	958,100
3,100	@@	Lukoil ADR	244,159
109,950		Marathon Oil Corp.	9,976,863
59,900		Murphy Oil Corp.	3,104,018
43,800		MV Oil Trust	994,260
94,150	@,@@	Nabors Industries Ltd.	2,820,734
88,400	@	Newfield Exploration Co.	3,820,648
43,750		Noble Corp.	3,072,125
283,150		Occidental Petroleum Corp.	13,075,859
92,700	@	Parallel Petroleum Corp.	1,775,205
43,800	@,I	PetroHawk Energy Corp.	524,286
28,475	@@	Petroleo Brasileiro SA	2,574,140
76,600	@	Petroquest Energy, Inc.	881,666
68,700	@	Plains Exploration & Production Co.	3,134,781
33,700	@	Quicksilver Resources, Inc.	1,299,809
68,000		Rowan Cos., Inc.	2,082,840
48,270	@@	Royal Dutch Shell PLC	3,138,033
64,900	@	Southwestern Energy Co.	2,531,100
40,600		Sunoco, Inc.	2,619,512
13,000		Tesoro Petroleum Corp.	1,184,820
28,500	@@	Total SA	1,918,620
70,050	@	Transocean, Inc.	5,371,434

See Accompanying Notes to Financial Statements

21

PORTFOLIO OF INVESTMENTS
ING RISK MANAGED NATURAL RESOURCES FUND
AS OF FEBRUARY 28, 2007 (CONTINUED)

Shares			Value

		Oil & Gas (continued)
168,750		Valero Energy Corp.	$9,728,438
158,650		XTO Energy, Inc.	8,195,859

			258,228,101

		Oil & Gas Services: 11.0%
145,600	@	Allis-Chalmers Energy, Inc.	2,389,296
77,700		Baker Hughes, Inc.	5,059,047
95,850		BJ Services Co.	2,567,822
12,100	@	Cameron International Corp.	685,949
23,700	@	Grant Prideco, Inc.	1,028,817
230,600		Halliburton Co.	7,120,928
31,000	@	Hercules Offshore, Inc.	825,530
111,800	@	Key Energy Services, Inc.	1,844,700
53,000	@	National Oilwell Varco, Inc.	3,690,920
84,100	@	Particle Drilling Technologies, Inc.	336,400
241,900		Schlumberger Ltd.	15,191,320
38,750		Smith International, Inc.	1,588,750
22,400	@	Superior Energy Services	686,560
116,150	@	Weatherford International Ltd.	4,663,423

			47,679,462

		Packaging & Containers: 0.7%
17,300		Ball Corp.	800,990
16,800		Bemis Co.	556,584
22,400	@	Pactiv Corp.	721,280
13,050		Sealed Air Corp.	840,942

			2,919,796

		Pipelines: 3.3%
224,850		El Paso Corp.	3,233,343
32,600		Kinder Morgan, Inc.	3,447,776
124,200		Spectra Energy Corp.	3,195,666
10,500		Targa Resources Partners L.P.	253,050
161,850		Williams Cos., Inc.	4,365,095

			14,494,930

		Total Common Stock (Cost $411,913,189)	423,544,590

POSITIONS IN PURCHASED OPTIONS: 2.4%
8,900		Put Option OTC — (JPMorgan Chase) Basic Industries Select Sector Index, Strike 346.29, exp 03/16/07	$979
21,600		Put Option OTC — (JPMorgan Chase) Energy Select Sector Index, Strike 572.02, exp 03/16/07	272,160
235,100		Put Option OTC — (JPMorgan Chase) Basic Industries Select Sector Index, Strike 348.88, exp 03/16/07	37,616
564,200		Put Option OTC — (JPMorgan Chase) Energy Select Sector Index, Strike 581.58, exp 03/16/07	10,155,600

		Total Purchased Options (Cost $10,622,069)	10,466,355

		Total Long-Term Investments (Cost $422,535,258)	434,010,945

SHORT-TERM INVESTMENTS: 0.6%
		Repurchase Agreement: 0.6%
$2,572,000	@@,S	Morgan Stanley Repurchase Agreement dated 02/28/07, 5.300%, due 03/01/07, $2,572,379 to be received upon repurchase (Collateralized by $7,490,000, Resolution Funding Corp., Discount Note Market Value plus accrued interest $2,624,726, due 04/15/30)	$2,572,000

		Total Short-Term Investments (Cost $2,572,000)	2,572,000

Total Investments in Securities (Cost $425,107,258)*	100.7%	$436,582,945
Other Assets and Liabilities-Net	(0.7)	(2,987,578)

Net Assets	100.0%	$433,595,367

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid securities.
*	Cost for federal income tax purposes is $425,248,361. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$18,182,554
Gross Unrealized Depreciation	(6,847,970)

Net Unrealized Appreciation	$11,334,584

At February 28, 2007 the following forward currency contracts were outstanding for the ING Risk Managed Natural Resources Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)

			USD
Australia Dollars AUD 1,800,000	Sell	03/22/07	1,410,660	$1,417,373	$(6,713)
Canada Dollars CAD 7,100,000	Sell	03/22/07	6,160,521	6,074,680	85,840
South Africa Rand ZAR 5,100,000	Sell	03/22/07	721,052	703,693	17,359

					$96,486

See Accompanying Notes to Financial Statements

22

PORTFOLIO OF INVESTMENTS
ING RISK MANAGED NATURAL RESOURCES FUND
AS OF FEBRUARY 28, 2007 (CONTINUED)

ING Risk Managed Natural Resources Fund Written Options Outstanding on February 28, 2007:

					Premium
			Expiration	# of	Received Net
Description/Name of Issuer	Counterparty	Strike	Date	Contracts	of Commissions	Value

Call Option OTC — Energy Select Sector Index	JPMorgan Chase	579.01	03/16/07	419,800	$5,493,334	$(3,261,846)
Call Option OTC — Basic Industries Select Sector Index	JPMorgan Chase	392.64	03/16/07	154,700	868,610	(309,400)

					$6,361,944	$(3,571,246)

See Accompanying Notes to Financial Statements

23

PORTFOLIO OF INVESTMENTS
ING RISK MANAGED NATURAL RESOURCES FUND
AS OF FEBRUARY 28, 2007 (CONTINUED)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of February 28, 2007
% of Total Net Assets against which calls written	70%
Average Days to Expiration	16 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$6,361,944
Value of calls	$(3,571,246)

Supplemental Put Option Statistics as of February 28, 2007
% of Total Net Assets against which index puts purchased	100%
Average Days to Expiration	16 days
Average Index Put Moneyness* at time purchased	5% OTM
Premium paid for puts	$10,622,069
Value of puts	$10,466,355

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

24

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended February 28, 2007 were as follows:

Fund Name	Type	Per Share Amount

ING Risk Managed Natural Resources Fund	NII	$0.0388
	ROC	$0.1032

NII — Net investment income

ROC — Return of capital

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

25

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Fund are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past
Name, Address and Age	Fund	Time Served(1)	Five Years

Independent Trustees:

John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	September 2006 — Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — Present). Formerly, Executive Director, The Mark Twain House & Museum(3) (September 1989 — November 2005).

Patricia W. Chadwick(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	September 2006 — Present	Consultant and President of self- owned company, Ravengate Partners LLC (January 2000 — Present).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	September 2006 — Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 — Present).

R. Barbara Gitenstein(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	September 2006 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	September 2006 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Chairman and Trustee	September 2006 — Present	Private Investor (June 1997 — Present).

Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Trustee	September 2006 — Present	Consultant (May 2001 — Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	September 2006 — Present	Chair, Board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	September 2006 — Present	President, Springwell Corporation (March 1989 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Funds
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Independent Trustees:
John V. Boyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	174	None
Patricia W. Chadwick(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	174	Wisconsin Energy (June 2006 — Present).
J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	174	Midamerica Financial Corporation (December 2002 — present).
R. Barbara Gitenstein(2) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	174	None
Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	174	Assured Guaranty Ltd. (April 2004 — Present); and Odyssey Reinsurance Holdings (November 2006 — Present).
Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	174	JDA Software Group, Inc. (January 1999 — Present); and Swift Transportation Co. (March 2004 — Present).
Sheryl K. Pressler(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	174	Stillwater Mining Company (May 2002 — Present); California HealthCare Foundation (June 1999 — Present); and Romanian-American Enterprise Fund (February 2004 — Present).
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	174	Principled Equity Market Trust (December 1996 — Present); and Asian American Bank and Trust Company (June 1993 — Present).
Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	174	UGI Corporation (February 2006 — Present); and UGI Utilities, Inc. (February 2006 — Present).

26

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Principal
	Position(s)	Term of Office	Occupation(s)
	held with	and Length of	during the Past
Name, Address and Age	Fund	Time Served(1)	Five Years

Trustees who are an “Interested Persons”:

Shaun P. Mathews(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Trustee	September 2006 — Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (December 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/ Payout (October 2001 — December 2003).

John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	September 2006 — Present	Retired.

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Funds
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Trustee	held by Trustee

Trustees who are an “Interested Persons”:
Shaun P. Mathews(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	4	Mark Twain House & Museum(3) (September 2002 — Present); Connecticut Forum (May 2002 — Present); Capital Community College Foundation (February 2002 — Present); ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 — Present).
John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	174	Hormel Foods Corporation (March 2000 — Present); and Conseco, Inc. (September 2003 — Present).

(1)	Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)	Valuation, Proxy and Brokerage Committee member.

(3)	Shaun Mathews, President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC and Head of ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)	Audit Committee member.

(5)	Mr. Mathews and Mr. Turner are “interested persons,” as defined under the 1940 Act, because of their affiliation with ING Groep, the parent corporation of the Investment Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

27

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Fund	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC and ING Funds Services, LLC (December 2006 — Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 — Present). Formerly, CMO, ING USFS (April 2002 — October 2004); and Head of Rollover/ Payout (October 2001 — December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	August 2006 — Present	Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC and ING Funds Services, LLC (December 2001 — Present). Formerly, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC and Directed Services, LLC (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 — March 2005).

Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 56	Executive Vice President	August 2006 — Present	Executive Vice President, ING Investments, LLC (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC (January 2003 — Present). Formerly, Chief Investment Officer of the International Investments (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President and Chief Compliance Officer	August 2006 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present); ING Investments, LLC and Directed Services, LLC (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 — December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President, Chief Operating Officer and Assistant Secretary	August 2006 — Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC and ING Investments, LLC (March 2006 — Present); and Assistant Secretary, ING Funds Services, LLC (October 2001 — Present). Formerly, Senior Vice President, ING Investments, LLC (August 1999 — March 2006).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	August 2006 — Present	Senior Vice President, ING Funds Services, LLC (April 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 — March 2005); and Director of Financial Reporting, ING Investments, LLC (March 2001 — September 2002).

28

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Fund	Time Served(1)	during the Past Five Years

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	August 2006 — Present	Senior Vice President, ING Investments, LLC (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 — October 2003).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	August 2006 — Present	Senior Vice President, ING Investments, LLC (December 2006 — Present); and ING Funds Services, LLC (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	August 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 — Present); and Vice President, Head of Division Operations, ING Funds Services, LLC (March 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC (October 2001 — March 2006).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	August 2006 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	August 2006 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 — Present); and Vice President (February 1996 — Present); and Director of Compliance, ING Investments, LLC (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 — October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	August 2006 — Present	Vice President, ING Funds Services, LLC (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 — September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 — October 2001).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

29

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Fund	Time Served(1)	during the Past Five Years

Kimberly K. Palmer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	August 2006 — Present	Vice President, ING Funds Services, LLC (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (August 2004 — March 2006); Manager, Registration Statements, ING Funds Services, LLC (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	August 2006 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	August 2006 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003); and Associate General Counsel of AIG American General (January 1999 — November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2006 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

30

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Board Consideration and Approval of New Investment Management and Sub-Advisory Contracts

ING Risk Managed Natural Resources Fund (“IRR”) commenced operations in October 2006. In connection with its launch, IRR entered into an advisory arrangement with ING Investments, LLC (the “Adviser” or “ING Investments”) and a sub-advisory arrangement with ING Investment Management Co. (“ING IM” or the “Sub-Adviser”). Section 15 of the Investment Company Act of 1940 (the “1940 Act”) mandates that IRR’s Board of Trustees (the “Board”), including a majority of the Trustees who have no direct or indirect interest in the Investment Management and Sub-Advisory Agreements governing IRR’s advisory and sub-advisory arrangements, and who are not “interested persons” of IRR, as such term is defined under the 1940 Act (the “Independent Trustees”), approve the new Agreements for IRR prior to the commencement of its operations.

At a telephonic meeting held on September 11, 2006 and an in-person meeting held on September 21, 2006 (the “September Meetings”), the Board considered the approval of IRR’s Investment Management and Sub-Advisory Agreements. After its deliberations, at the September 21, 2006 meeting the Board voted to approve these Agreements for initial terms that end on November 30, 2007. In reaching this decision, the Board took into account information prepared in connection with the Board’s deliberations in September with respect to the approval of IRR’s advisory and sub-advisory arrangements. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while IRR’s Investment Management Agreement and Sub-Advisory Agreement were considered at the same Board meeting, the Trustees considered IRR’s advisory and sub-advisory relationships separately.

Provided below is a discussion of certain factors the Board considered at the September Meetings in considering IRR’s advisory and sub-advisory arrangements. While the Board gave its attention to the information furnished, at its request, that was most relevant to its deliberations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to approve the Investment Management and Sub-Advisory Agreements on behalf of IRR. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to these Agreements.

Overview of the Contract Approval Process

The Board has established a process under which it reviews and analyzes information in connection with its evaluation and approval of new advisory and sub-advisory relationships. In accordance with this process, certain types of information must be presented to the Board to inform its deliberations with respect to advisory and sub-advisory arrangements, in a specified format.

The type and format of the information provided to the Board or its counsel to inform the Board’s approval process has been codified in the “15(c) Methodology Guide” (the “Methodology Guide”) for the Funds in the ING Funds complex. The Methodology Guide was developed under the direction of the Independent Trustees, and sets out a written blueprint under which the Independent Trustees request certain information necessary to facilitate a thorough and informed review in connection with its advisory and sub-advisory agreement approval process. The Adviser or its affiliates who administer the Funds in the ING Funds complex (“Management”) provide Fund-specific information to the Independent Trustees based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Independent Trustees’ review of advisory and sub-advisory contracts for the Funds.

The Board employed its process for reviewing contracts when considering the approvals of the Investment Management and Sub-Advisory Agreements for IRR. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Investment Management and Sub-Advisory Agreements for IRR for their initial terms ending November 30, 2007, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services to be provided to IRR by ING Investments and ING IM. This included information furnished for the September Meetings,

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

which were held specifically to consider, among other things, approval of IRR’s Investment Management and Sub-Advisory Agreements for initial periods ending November 30, 2007.

The materials requested by and provided to the Board and/or to K&LNG prior to the September Meetings included the following items: (1) FACT sheets for IRR that provided information about the IRR’s proposed expenses and those of other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about IRR’s proposed objectives and strategies; (2) responses from ING Investments and ING IM to a detailed series of questions from K&LNG; (3) copies of the forms of proposed Investment Management Agreement and Sub-Advisory Agreement; (4) a draft of a narrative summary addressing key factors the Board could consider in determining whether to approve the new Investment Management and Sub-Advisory Agreements; and (5) other information relevant to the Board’s evaluations.

In considering IRR’s Investment Management and Sub-Advisory Agreements, the Board took into account the extent of benefits to be provided to IRR’s shareholders, beyond advisory services, from being part of the ING family of Funds. The Board also considered reports from IRR’s Chief Compliance Officer (“CCO”) evaluating the regulatory compliance systems of ING Investments and ING IM and procedures reasonably designed by them to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. In this regard, the Board took into account the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of IRR’s proposed portfolio management team. The Board took into account the respective resources and reputations of ING Investments and ING IM, and evaluated the ability of ING Investments and ING IM to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources to be committed to IRR by ING Investments and ING IM, and whether those resources are commensurate with IRR’s needs and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on its deliberations and the materials presented, the Board concluded that the advisory, sub-advisory and related services to be provided by ING Investments and ING IM would be appropriate in light of IRR’s anticipated operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by ING Investments and ING IM would be appropriate.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as IRR grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board considered the fairness of the compensation under an Investment Management Agreement with level fees that does not include breakpoints, taking into account that IRR is a closed-end Fund.

Fee Rates and Profitability

The Board reviewed and considered the proposed contractual advisory fee rate, combined with the administrative fee rate, payable by IRR to ING Investments. The Board also considered the proposed contractual sub-advisory fee rate payable by ING Investments to ING IM for sub-advisory services.

The Board considered IRR’s proposed fee structure as it relates to the services to be provided under the Investment Management and Sub-Advisory Agreements, and the potential fall-out benefits to ING Investments and ING IM, and their respective affiliates, from their association with IRR. The Board determined that the fees payable to ING IM for its services to IRR are reasonable for such services, which were considered in light of the nature and quality of the services that each is expected to perform through the initial term ending November 30, 2007.

The Board considered information on estimated revenues, costs and profits for ING Investments projected for the first two years of IRR’s operations. In analyzing the projected profitability of ING Investments in connection with its services to IRR, the Board took into account the sub-advisory fee rate to be payable by ING Investments to ING IM. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with ING Investments.

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding ING Investments’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for IRR’s operations may not be fully reflected in the expenses allocated to IRR in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and ING Investments’ profitability considered by the Board, after considering the factors described in this section the Board concluded that the profits, if any, to be realized by ING Investments would not be excessive.

Other Factors Considered

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 21, 2006 meeting in relation to approving the Investment Management and Sub-Advisory Agreements for IRR’s initial term ending November 30, 2007. These specific factors are in addition to those considerations discussed above. IRR’s proposed management fee and estimated expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In determining whether to approve ING Risk Managed Natural Resources Fund’s Investment Management Agreement and Sub-Advisory Agreement for their initial terms, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each Agreement, and the proposed policies and procedures for IRR, should be approved for IRR. The materials provided to the Board and/or K&LNG prior to the September Meetings in support of the proposed advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of IRR; (2) information about IRR’s proposed investment portfolio, objectives and strategies; (3) responses from ING Investments and ING IM to questions posed by K&LNG; (4) supporting documentation, including copies of the forms of Investment Management and Sub-Advisory Agreements for IRR; and (5) other information relevant to the Board’s evaluation.

In determining whether to approve the Investment Management and Sub-Advisory Agreements for IRR, the Board considered a number of factors that its members believed, in light of the legal advice furnished to them by K&LNG and their own business judgment, to be relevant. The Board, including a majority of the Independent Trustees, did not identify any single factor as all-important or controlling, and each member of the Board may have given different weight to different factors.

The Board’s consideration of whether to approve the Investment Management Agreement took into account factors that included the following: (1) the nature and quality of the services to be provided by ING Investments to IRR under the proposed Investment Management Agreement; (2) ING Investments’ experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex, including other closed-end Funds; (3) ING Investments’ strength and reputation within the industry; (4) the fairness of the compensation under the Investment Management Agreement in light of the services to be provided to IRR and taking into account the sub-advisory fees payable by ING Investments to ING IM; (5) the pricing structure (including the projected expenses to be borne by shareholders) of IRR, as compared to other similarly-managed funds in a comparable Selected Peer Group, including Management’s analysis that (a) IRR’s proposed management fee (inclusive of the advisory fee and a 0.10% administration fee ) is above the average and median advisory fees of the funds in IRR’s Selected Peer Group, and (b) the projected expense ratio for IRR is below the average and above the median expense ratios of the funds in IRR’s Selected Peer Group; (6) the projected profitability of ING Investments when sub-advisory fees payable by ING Investments to ING IM are taken into account; (7) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, including its management team’s expertise in the management of other Funds, including closed-end Funds; (8) ING Investments’ compliance capabilities, as demonstrated by, among other things, its policies and procedures adopted pursuant to Rule 206(4)-7 under the

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Investment Advisers Act of 1940, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (9) the information that had been provided by ING Investments in anticipation of the September Meetings with respect to its capabilities as a manager-of-managers; (10) “fall-out benefits” to ING Investments and its affiliates and benefits to the shareholders from IRR’s relationship with ING Investments; and (11) ING Investments’ ability to negotiate an offering underwritten by a syndicate of well-known, successful financial service providers led by Citigroup.

In reviewing the proposed Sub-Advisory Agreement with ING IM, the Board considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view of ING IM’s as a manager to other Funds in the ING Funds complex, including two recently-launched closed-end Funds; (2) ING IM’s strength and reputation in the industry; (3) ING IM’s experience and skill in managing other closed-end Fund offerings; (4) the information that had been provided by ING IM in anticipation of the September 11, 2006 telephonic meeting and the September 21, 2006 in-person meeting at which the Sub-Advisory Agreement was considered with respect to its sub-advisory services in general and its management of closed-end Funds in particular; (5) the nature and quality of the services to be provided by ING IM under the proposed Sub-Advisory Agreement; (6) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM, including its management team’s expertise in the management of closed-end Funds specializing in the types of equity investment and options strategies in which IRR would engage; (7) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of ING IM as IRR’s sub-adviser; (8) the costs for the services to be provided by ING IM; (9) ING IM’s operations and compliance program, including its policies and procedures adopted pursuant to Rule 206(4)-7 under the 1940 Act, which had previously been approved by the Board as part of its oversight of other Funds in the ING Funds complex; (10) ING IM’s financial condition; (11) the appropriateness of the selection of ING IM in light of IRR’s investment objectives and prospective investor base; and (12) ING IM’s Code of Ethics, which had previously been approved for other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) IRR’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) IRR’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ING Investments to ING IM is reasonable in the context of all factors considered by the Board; and (4) each of ING Investments and ING IM maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Investment Management and Sub-Advisory Agreements for IRR. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

34

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-

35

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at 1-800-992-0180.

KEY FINANCIAL DATES — CALENDAR 2007 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE

March 23	April 2	April 16
June 22	July 2	July 16
September 21	October 1	October 15
December 21	December 31	January 15

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IRR).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of February 28, 2007 was 21,318, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Fund’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters

36

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at 1-800-992-0180.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual CEO Certification on September 21, 2006 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

37

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

The Bank of New York
101 Barclay Street (11E)
New York, New York 10286

Independent Registered Public

Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

PRAR-UIRR (0207-042607)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10 (a)(l), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Putnam is “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year was $29,250 for year ended February 28, 2007.

(b)	Audit-Related Fees: NONE.

(c)	Tax Fees: The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning was $1,400 in the year ended February 28, 2007. Such services include review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: NONE.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Amended: February 23, 2007

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	✓	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	✓		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.
	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E
Prohibited Non-Audit Services
Dated:           January 1, 2007
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING RISK MANAGED NATURAL RESOURCES FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST
ING VP NATURAL RESOURCES TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $680,800 for year ended February 28, 2007.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.
a.	The registrant has a separately-designated standing audit committee. The members are J. Michael Earley, Patrick W. Kenny, David W.C. Putnam, Roger B. Vincent and Sheryl K. Pressler.
b.	Not applicable
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.
ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES
Effective Date: July 10, 2003
Revision Date: March 2, 2007

I. INTRODUCTION
The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.
II. VALUATION, PROXY AND BROKERAGE COMMITTEE
The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee

[1]	Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.
III. DELEGATION OF VOTING AUTHORITY
The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.
When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.
Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.
A fund that is a “feeder” fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.
When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.
IV. APPROVAL AND REVIEW OF PROCEDURES
Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage

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Committee at its next regularly scheduled meeting.
V. VOTING PROCEDURES AND GUIDELINES
The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.
Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures
A. Routine Matters
The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.
B. Matters Requiring Case-by-Case Consideration
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.
Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.
Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.
The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

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1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation
In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.
2.	Non-Votes: Votes in Which No Action is Taken
The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.
Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.
Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.
3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted
If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a

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matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.
If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.
If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.
4. Referrals to a Fund’s Valuation, Proxy and Brokerage Committee
A Fund’s Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.
The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

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The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.
VI. CONFLICTS OF INTEREST
In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.
VII. REPORTING AND RECORD RETENTION
Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

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EXHIBIT 1
to the
ING Funds
Proxy Voting Procedures
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING EQUITY TRUST
ING FUNDS TRUST
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INVESTMENT FUNDS, INC.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING RISK MANAGED NATURAL RESOURCES FUND
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST
ING VP EMERGING MARKETS FUND, INC.
ING VP NATURAL RESOURCES TRUST
USLICO SERIES FUND

EXHIBIT 2
to the
ING Funds
Proxy Voting Procedures
ING INVESTMENTS, LLC
AND
DIRECTED SERVICES, LLC

PROXY VOTING PROCEDURES

I. INTRODUCTION
ING Investments, LLC and Directed Services, LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.
The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.
In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.
The following are the Proxy Voting Procedures of ING Investments, LLC and Directed Services, LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.
Unless otherwise noted, best efforts shall be used to vote proxies in all instances.
II. ROLES AND RESPONSIBILITIES
A.	Proxy Coordinator
The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting

Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).
Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.
Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.
B. Agent
An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.
The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Valuation, Proxy and Brokerage Committee (“Committee”).
The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.
Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services

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voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.
C. Proxy Group
The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.
A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.
A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy

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Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.
For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.
If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.
If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.
The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.
D. Investment Professionals
The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.
III. VOTING PROCEDURES
A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

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B.	Routine Matters
The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For”, “Against,” “Withhold” or “Abstain” on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.
C.	Matters Requiring Case-by-Case Consideration
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.
Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.
Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.
1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation
In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.
2.	Non-Votes: Votes in Which No Action is Taken
The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international

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proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.
Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.
Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.
3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted
If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.
4.	The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

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IV. ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST
In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:
A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate

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the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.
V. REPORTING AND RECORD RETENTION
The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

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APPENDIX 1
to the
Advisers’ Proxy Voting Procedures
Proxy Group for registered investment company clients of ING Investments, LLC and Directed Services, LLC:

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Manager — Special Projects, ING Funds Services, LLC

Julius Drelick	Vice President, Advisory and Product Management, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Counsel, ING Americas US Legal Services

Steve Wastek, Esq.	Counsel, ING Americas US Legal Services
Effective as of December 31, 2006

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EXHIBIT 3
to the
ING Funds
Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I. INTRODUCTION
The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).
Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.
The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.
II. GUIDELINES
The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.
General Policies
These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.
In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services, Inc.
Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.
Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.
Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.
The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.
Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1. The Board of Directors
Voting on Director Nominees in Uncontested Elections
Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.
Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.
If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.
Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.
WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.
WITHHOLD votes from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.
Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.
If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis. Generally, vote FOR nominees when (1) the issue relevant to the majority WITHHOLD has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.
WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.
DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.
DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
In cases in which the Agent has identified a “pay for performance” disconnect, as defined by the Agent, generally DO NOT WITHHOLD support from director nominees. If the Agent has raised other considerations regarding “poor compensation practices,” consider nominees on a CASE-BY-CASE basis. However, where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD votes from nominees who did not serve on the compensation committee, or board, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.
Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, e.g., that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence or is excessive in connection with the level and type of services provided.
It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis. Generally:
(1)	WITHHOLD votes from the fewest directors whose removal would achieve majority independence across the remaining board.

(2)	WITHHOLD votes from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)	Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.
Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.
Generally, WITHHOLD support from nominees when the Agent so recommends due to assessment that they acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition.
Performance Test for Directors
Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.
Proposals Regarding Board Composition or Board Service
Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.
Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.
Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.
Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.
Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.
Stock Ownership Requirements
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.
Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:
(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)	Only if the director’s legal expenses would be covered.
2. Proxy Contests
These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.
Reimburse Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3. Auditors
Ratifying Auditors
Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.
Auditor Independence
Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).
Audit Firm Rotation:
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.
4. Proxy Contest Defenses
Board Structure: Staggered vs. Annual Elections
Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.
Shareholder Ability to Remove Directors
Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
Cumulative Voting
Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.
In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.
Time-Phased Voting
Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Shareholder Ability to Act by Written Consent
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Alter the Size of the Board
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board.
Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.
5. Tender Offer Defenses
Poison Pills
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.
Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.
Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
Greenmail
Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.
Pale Greenmail
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.
Unequal Voting Rights
Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.
Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.
Supermajority Shareholder Vote Requirement to Approve Mergers
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
White Squire Placements
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.
Amendments to Corporate Documents
Unless support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.
Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.
Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6. Miscellaneous
Confidential Voting
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
▪	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

▪	If the dissidents agree, the policy remains in place.

▪	If the dissidents do not agree, the confidential voting policy is waived.
Generally, vote FOR management proposals to adopt confidential voting.
Open Access
Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management’s proxy material in order to nominate their own candidates to the board.
Majority Voting Standard
Generally, vote FOR management proposals but AGAINST shareholder proposals, unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated. For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.
Bundled Proposals
Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.
Shareholder Advisory Committees
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.
Reimburse Shareholder for Expenses Incurred
Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis, with voting decisions determined based on the Agent’s criteria, considering whether the related proposal received the requisite support for approval and was adopted for the benefit of the company and its shareholders.

Other Business
In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.
Quorum Requirements
Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.
Advance Notice for Shareholder Proposals
Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.
7. Capital Structure
Analyze on a CASE-BY-CASE basis.
Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.
▪	Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

▪	Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

▪	Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

▪	Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

Dual Class Capital Structures
Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).
Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights. Consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).
Consider management proposals to eliminate dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.
Stock Distributions: Splits and Dividends
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
Reverse Stock Splits
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if the Agent otherwise supports management’s rationale.
Preferred Stock
Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.
Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.
Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
Shareholder Proposals Regarding Blank Check Preferred Stock
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
Adjustments to Par Value of Common Stock
Generally, vote FOR management proposals to reduce the par value of common stock.
Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.
Debt Restructurings
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.
Share Repurchase Programs
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.
Generally, vote FOR management proposals to cancel repurchased shares. Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation as assessed by the Agent.
Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.
8. Executive and Director Compensation
Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.
▪	Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

▪	Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE.

▪	Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance as defined by Agent.

▪	Generally, vote AGAINST plans administered by potential grant recipients.

▪	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.
Restricted Stock or Stock Option Plans
Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.
Management Proposals Seeking Approval to Reprice Options
Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.
Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.
Director Compensation
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.
Employee Stock Purchase Plans
Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE.

OBRA-Related Compensation Proposals:
Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.
Shareholder Proposals Regarding Executive and Director Pay
Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice. Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.
Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.
Golden and Tin Parachutes
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such “parachutes” specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.
Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange.
Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).
401(k) Employee Benefit Plans
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.
Expensing of Stock Options
Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.
Holding Periods
Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.
9. State of Incorporation
Voting on State Takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.
10. Mergers and Corporate Restructurings
Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.
Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.
Corporate Restructuring
Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.
Adjournment
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.
Appraisal Rights
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
Changing Corporate Name
Generally, vote FOR changing the corporate name.
11. Mutual Fund Proxies
Election of Directors
Vote the election of directors on a CASE-BY-CASE basis.
Converting Closed-end Fund to Open-end Fund
Vote conversion proposals on a CASE-BY-CASE basis.
Proxy Contests
Vote proxy contests on a CASE-BY-CASE basis.
Investment Advisory Agreements
Vote the investment advisory agreements on a CASE-BY-CASE basis.
Approving New Classes or Series of Shares
Generally, vote FOR the establishment of new classes or series of shares.
Preferred Stock Proposals
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.
1940 Act Policies
Vote these proposals on a CASE-BY-CASE basis.
Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental
Generally, vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.
Name Rule Proposals
Vote these proposals on a CASE-BY-CASE basis.
Disposition of Assets/Termination/Liquidation
Vote these proposals on a CASE-BY-CASE basis.
Changes to the Charter Document
Vote changes to the charter document on a CASE-BY-CASE basis.
Changing the Domicile of a Fund
Vote reincorporations on a CASE-BY-CASE basis.
Change in Fund’s Subclassification
Vote these proposals on a CASE-BY-CASE basis.
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Generally, vote FOR these proposals.
Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis.
Master-Feeder Structure
Generally, vote FOR the establishment of a master-feeder structure.
Mergers
Vote merger proposals on a CASE-BY-CASE basis.
Establish Director Ownership Requirement
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.
Reimburse Shareholder for Expenses Incurred
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.
Terminate the Investment Advisor
Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12. Social and Environmental Issues
These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.
Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.
13. Global Proxies
The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.
Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.
In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals
Generally, vote FOR the following and other similar routine management proposals:
▪	the opening of the shareholder meeting

▪	that the meeting has been convened under local regulatory requirements

▪	the presence of quorum

▪	the agenda for the shareholder meeting

▪	the election of the chair of the meeting

▪	the appointment of shareholders to co-sign the minutes of the meeting

▪	regulatory filings (e.g., to effect approved share issuances)

▪	the designation of inspector or shareholder representative(s) of minutes of meeting

▪	the designation of two shareholders to approve and sign minutes of meeting

▪	the allowance of questions

▪	the publication of minutes

▪	the closing of the shareholder meeting
Discharge of Management/Supervisory Board Members
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.
Director Elections
Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.
Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.
For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.
For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate. If the slate is bundled and audit committee membership is unclear, vote FOR if the Agent otherwise recommends support.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.
DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.
In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.
Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.
For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent’s standards for withholding support from bundled slates or non-independent directors excluding the CEO, as applicable, if the board is non-majority independent or the board’s independence cannot be ascertained due to inadequate disclosure.
Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:
•	bundled slates of nominees (e.g., Hong Kong or France);

•	simultaneous reappointment of retiring directors (e.g., South Africa);

•	in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•	nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa).
Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.
In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis. Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:
•	the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•	culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and

•	the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.
For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.
Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.
Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.
For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.
Board Structure
Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.
Director and Officer Indemnification and Liability Protection
Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.
Independent Statutory Auditors
With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees. Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees
Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).
Director Remuneration
Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.
Retirement Bonuses
With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. If the Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason, unless bundled with bonuses for a majority of retirees a Fund is voting FOR.
Stock Option Plans for Independent Internal Statutory Auditors
With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.
Compensation Plans
Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.
Amendment Procedures for Equity Compensation Plans and ESPPs
For Toronto (Canada) Stock Exchange issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.
Shares Reserved for Equity Compensation Plans
Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals that:
•	exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution assessment is precluded by inadequate disclosure;

•	provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan);

•	are administered by potential grant recipients;

•	permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;

•	for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, purchase price and performance criteria;

•	vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device;

•	provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•	allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•	provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.
Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses or vesting upon change in control (other than addressed above), provided the company has provided a reasonable rationale in support of the relevant plan/award, practice or participation.
Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.
Remuneration Reports
Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:
(1)	practices or features not supported under these Guidelines, including financial assistance under the conditions described above;

(2)	retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)	equity award valuation triggering a negative recommendation from the Agent; or

(4)	provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).
Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided. Reports with unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).
Shareholder Proposals Regarding Executive and Director Pay
The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.
General Share Issuances
Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital, general issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital, and requests to reissue repurchased shares if the related general issuance request is also supported. Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale. Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.
Increases in Authorized Capital
Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows:
•	Generally, vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:
•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorizations.

•	The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.
Preferred Stock
Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:
•	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•	Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.
Poison Pills/Protective Preference Shares
Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., issuances, transfers or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.
Approval of Financial Statements and Director and Auditor Reports
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.
Remuneration of Auditors
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.
Indemnification of Auditors
Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees
Generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards. In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.
Allocation of Income and Dividends
Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends.
Stock (Scrip) Dividend Alternatives
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Debt Instruments
Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).
Debt Issuance Requests
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.
Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.
Financing Plans
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.
Related Party Transactions
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable terms.

Approval of Donations
Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.
Capitalization of Reserves
Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.
Article Amendments
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.
Generally, vote FOR an article amendment if:
▪	it is editorial in nature;

▪	shareholder rights are protected;

▪	there is negligible or positive impact on shareholder value;

▪	management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;

▪	it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or

▪	the company is required to do so by law (if applicable).
Generally, vote AGAINST an article amendment if:
▪	it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;

▪	it reduces relevant disclosure to shareholders;

▪	it seeks to align the articles with provisions of another proposal not supported by these Guidelines;

▪	it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

▪	it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.
With respect to article amendments for Japanese companies:
▪	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.

▪	Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

▪	If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

▪	Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.
Other Business
In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

ING Risk Managed Natural
Resources Fund
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a) (1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio:
Paul Zemsky. Mr. Zemsky will be primarily responsible for the overall Fund and for the structure of the Fund’s collar strategy. Mr. Zemsky joined ING IM as Head of Derivative Strategies in 2005. In this role, he oversees derivative strategies for credit, interest rate, and equity products. This includes hedging and overlay strategies for the Sub-Adviser’s funds and developing macro hedging strategies for variable and equity index annuities sold through various ING businesses. Prior to joining ING IM he spent 18 years at J.P. Morgan Investment Management, where he held a number of key positions including having responsibility for the timing of investments and sector allocation for the firm’s fixed income business and handling option trading in both the exchange-traded and over-the-counter markets. Most recently, he co-founded Caliber-One Private Funds Management, a macro hedge fund. Mr. Zemsky has 21 years of investment experience. He holds a dual degree in finance and electrical engineering from the Management and Technology Program at the University of Pennsylvania.
James A. Vail. Mr. Vail is senior portfolio manager for natural resources strategies and a co-manager of ING’s natural resources equities funds. He is primarily responsible for research in the metals and materials segments and for stock selection for the Fund’s equity portfolio together with Mr. Socci. Mr. Vail has 33 years of investment experience. Prior to joining ING IM in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co. and Robert Fleming Inc. He is a graduate of St. Peter’s College with a Bachelor of Science and holds a Master of Business Administration in finance from Seton Hall University and holds the Chartered Financial Analyst designation.
Anthony Socci. Mr. Socci joined ING IM in 2004 as a Senior Sector Analyst covering the energy and gas sector and is a co-manager of the ING’s natural resources equities funds. He is primarily responsible for the research in the energy sector and for stock selection for the Fund’s equity portfolio with Mr. Vail. Mr. Socci has 26 years of experience in the financial services industry, with 17 years in equity research, all with Dreyfus Corporation. Most recently, he was a senior managing analyst, covering energy, lodging, gaming, cruise lines and the coal industries. He received his Bachelor of Science in business management from St. John’s University.
Jody I. Hrazanek. Ms. Hrazanek joined ING IM in October 2005. She has 12 years of investment related experience. In her current role she is a derivatives trader with responsibility for ING IM’s third-party business as well as ING IM’s insurance general account. She will be primarily responsible for implementing the Fund’s collar strategy through its put option purchasing and call option writing activities. Prior to joining ING IM, she was a convertible bond trader at Advent Capital Management from 2003 to 2005. She had previously been a convertible bond and risk arbitrage trader at Merrill Lynch Quantitative Advisors from 1999 to 2003 and Deutsche Bank Asset Management from 1996 to 1999 as well as an analyst at Goldman Sachs from 1994 to 1996. Ms. Hrazanek graduated summa cum laude from Fairfield University with a Bachelor of Science in mathematics and received a Master of Science in statistics and operations research from New York University.

(a) (2) (i-iii) Other Accounts Managed
The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of March 22, 2005.

	Registered Investment Companies		Other Pooled Investment		Other Accounts
			Vehicles
portfolio manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets	Number of Accounts*	Total Assets
Jody Hrazanek	0	0	0	0	0	0
Anthony Socci	5	1.19	0	0	0	0
James Vail	5	1.19	0	0	0	0
Paul Zemsky	1	.36	0	0	0	0
(a) (2) (iv) Conflicts of Interest
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees—the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.
(a) (3) Compensation
Compensation generally consists of a (a) fixed base salary and (b) bonus which is based on ING IM’s performance, consisting of pre-tax performance of the accounts for which the portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups (see below), and revenue growth of the accounts for which they are responsible.

Certain investment professionals may also be eligible to receive long-term equity awards tied to the performance of ING IM and its parent company, ING Groep.
Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both index and relative performance in all areas. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over a one-year period. The overall ING IM scorecards are calculated based on an asset-weighted aggregation of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% of the weight attributable to the overall ING IM performance and 75% attributable to their specific team results, which results are based both on a qualitative evaluation and quantitative results (i.e. relative performance).
The portfolio managers participate in ING’s Pension, Retirement and Option plans, which do not discriminate in favor of portfolio managers or a group of employees that includes portfolio managers and are available generally to all salaried employees.
(a) (4) Ownership of Securities

portfolio manager	Dollar Range of Fund Shares Owned
Jody Hrazanek	None
Anthony Socci	None
James Vail	None
Paul Zemsky	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
None
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(l) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3) Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Risk Managed Natural Resources Fund

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer
Date: May 10, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer
Date: May 10, 2007

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: May 10, 2007

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